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                                                                Exhibit 99.1




                                    AGREEMENT


          This Agreement, dated as of June 23, 1995 (this "Agreement"), among WEATHERFORD INTERNATIONAL INCORPORATED, a Delaware corporation ("Weatherford") and AMERICAN GAS & OIL INVESTORS, a New York limited partnership, AMGO II, a New York limited partnership, AMGO III, a New York limited partnership, FIRST RESERVE SECURED ENERGY ASSETS FUND, LIMITED PARTNERSHIP, a Delaware limited partnership, FIRST RESERVE FUND V, LIMITED PARTNERSHIP, a Delaware limited partnership, FIRST RESERVE FUND V-2, LIMITED PARTNERSHIP, a Delaware limited partnership and FIRST RESERVE FUND VI, LIMITED PARTNERSHIP, a Delaware limited partnership (each a "First Reserve Fund" and together the "First Reserve Funds") and First Reserve Corporation, a Delaware corporation ("FRC"). (The First Reserve Funds and FRC, and all other persons or entities now or hereafter directly or indirectly controlling, controlled by or under common control with any of the First Reserve Funds or FRC, are referred to collectively as the "FRC Group.")


                                   WITNESSETH:

          WHEREAS, the First Reserve Funds currently own in the aggregate approximately 11,203,363 shares of common stock, par value $1.00 per share ("Enterra Common Stock"), of Enterra Corporation, a Delaware corporation ("Enterra");

          WHEREAS, the shares of Enterra Common Stock owned by the First
Reserve Funds currently are subject to the terms and conditions of that certain Agreement dated as of May 2, 1994 among Enterra, the First Reserve Funds and FRC (the "Enterra Standstill Agreement");

          WHEREAS, pursuant to an agreement and plan of merger (the "Merger Agreement") dated June 23, 1995 between Enterra and Weatherford, each share of outstanding Enterra Common Stock shall, at the Effective Time (as defined in the Merger Agreement), be converted, pursuant to a merger (the "Merger") of Enterra with and into Weatherford, into 0.845 of a share (which number reflects a one for two reverse stock split to be effected at the closing) of common stock, par value $.10 per share, of Weatherford ("Weatherford Common Stock");

          WHEREAS, pursuant to the terms of the Merger, the First Reserve Funds will own, as of the Effective Time, in the aggregate 9,466,841 shares (which number reflects a one for two


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reverse stock split to be effected at the closing) of Weatherford Common Stock;

          WHEREAS, Weatherford and the FRC Group are entering into this Agreement to establish certain arrangements with respect to the relationships between them after the Effective Time, which arrangements are substantially similar to the arrangements provided for in the Enterra Standstill Agreement; and

          WHEREAS, Weatherford and the FRC Group believe that these arrangements will be in the best interests of Weatherford and all of its shareholders from and after the Effective Time.

          NOW, THEREFORE, intending to be legally bound as of the Effective Time, the parties hereto agree as follows:

          Section 1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          1.1. "Weatherford Voting Securities" shall mean collectively Weatherford Common Stock, Weatherford preferred stock, par value $1.00 per share, if entitled to vote generally for the election of directors or otherwise, any other class or series of Weatherford securities that is entitled to vote generally for the election of directors or otherwise, and any other securities, warrants or options or rights of any nature (whether or not issued by Weatherford) that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of Weatherford Common Stock, Weatherford preferred stock that is entitled to vote generally for the election of directors or otherwise, or any other class or series of Weatherford securities that is entitled to vote generally for the election of directors or otherwise.

          1.2.     "Termination Date" shall mean August 2, 2004.

          1.3. The "Combined Voting Power" at any measurement date shall mean the total number of votes which could have been cast in an election of directors of Weatherford had a meeting of the stockholders of Weatherford been duly held based upon a record date as of the measurement date if all Weatherford Voting Securities then outstanding and entitled to vote at such meeting were present and voted to the fullest extent possible at such meeting.

          1.4. "13D/G Group" shall mean two or more persons acting together for the purpose of acquiring, holding, voting or disposing of Weatherford Voting Securities, which persons would be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder to file a statement on Schedule 13D or 13G with the


                                       -2-

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Securities and Exchange Commission (the "SEC") as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such persons beneficially owned sufficient securities to require such a filing under the Exchange Act.

          1.5. The concept of "beneficial ownership" and the terms "person" and "group" shall have the meanings defined or adopted from time to time pursuant to Regulation 13D-G adopted by the SEC under the Exchange Act.

          Section 2. REPRESENTATIONS AND WARRANTIES OF WEATHERFORD. Weatherford represents and warrants that:

               (a) Weatherford is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power to own its properties and to conduct its business as now conducted.

               (b) As of June 21, 1995, the authorized capital stock of Weatherford consists of (i) 80,000,000 shares of Weatherford Common Stock, of which 54,276,632 shares were validly issued and outstanding, fully paid and nonassessable and (ii) 1,000,000 shares of preferred stock, par value $1.00 per share, of which no shares were issued and outstanding.

               (c) Weatherford has full legal right, power and authority to enter into this Agreement and perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Weatherford and constitutes a legal, valid and binding agreement of Weatherford enforceable against Weatherford in accordance with the terms hereof.

               (d) Neither the execution and delivery of this Agreement nor the performance of its obligations hereunder will conflict with or result in a breach of or constitute a default under any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality or of its corporate charter or bylaws or of any agreement or instrument to which it is a party or subject or by which its property is bound or affected.

          Section 3. REPRESENTATIONS AND WARRANTIES OF THE FRC GROUP.
Each of the First Reserve Funds and FRC, jointly and severally, represents and warrants to Weatherford as follows:

               (a) Each First Reserve Fund is a validly existing partnership under the laws of the jurisdiction of its organization, FRC is a validly existing corporation under the laws of the jurisdiction of its incorporation, and each First Reserve Fund and FRC has the full legal right, power and authority to enter into this Agreement and perform their respective obligations hereunder.


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               (b)  This Agreement has been duly authorized, executed and delivered by each First Reserve Fund and by FRC, and this Agreement constitutes the legal, valid and binding agreement of the FRC Group, enforceable against the members of the FRC Group in accordance with the terms hereof.

               (c) Neither the execution and delivery of this Agreement nor the performance of their obligations hereunder will conflict with or result in a breach of or constitute a default under any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality or of any agreement or instrument to which any First Reserve Fund or FRC is bound or affected, or of the partnership agreements of any of the First Reserve Funds, or of the charter and bylaws of FRC.

               (d) As of the date of this Agreement and as of the Effective Time, (i) each First Reserve Fund owns and will own of record the shares of Enterra Common Stock set forth opposite its respective name on the signature page of this Agreement, (ii) there are and will be no beneficial owners of such shares of Enterra Common Stock other than the First Reserve Funds and FRC, (iii) such shares of Enterra Common Stock represent and will represent all of the shares of Enterra Common Stock owned of record or beneficially by the First Reserve Funds and FRC, and (iv) such shares of Enterra Common Stock are and will be owned of record and beneficially by the First Reserve Funds and FRC, free and clear of all pledges, liens, claims, security interests and other charges or defects in title of any nature whatsoever. No shares of Weatherford Common Stock are currently, and as of the Effective Time no shares of Weatherford Common Stock will be, beneficially owned by any member of the FRC Group, except for those shares of Weatherford Common Stock issuable in the Merger upon conversion of such shares of Enterra Common Stock.

          Section 4. COVENANTS WITH RESPECT TO WEATHERFORD VOTING SECURITIES AND OTHER MATTERS. Prior to the Termination Date and subject to the further provisions hereof:

          4.1. ACQUISITION OF WEATHERFORD VOTING SECURITIES. No member of the FRC Group shall, directly or indirectly, acquire, offer to acquire, agree to acquire, become the beneficial owner of or obtain any rights in respect of any Weatherford Voting Securities, by purchase or otherwise, or take any action in furtherance thereof, if the effect of such acquisition, agreement or other action would be (either immediately or upon consummation of any such acquisition, agreement or other action, or expiration of any period of time provided in any such acquisition, agreement or other action) (i) to increase the aggregate beneficial ownership of Weatherford Voting Securities by the FRC Group to such number of Weatherford Voting Securities that represents or possesses 20% or more of the Combined Voting Power of Weatherford Voting Securities, or (ii) to increase the aggregate beneficial

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ownership of any class or series of Weatherford Voting Securities by the FRC
Group to greater than 20% of such class or series. Notwithstanding the foregoing maximum percentage limitation, (A) no member of the FRC Group shall be obligated to dispose of any Weatherford Voting Securities beneficially owned in violation of such maximum percentage limitations if, and solely to the extent that, the aggregate beneficial ownership of the FRC Group is or will be increased solely as a result of a recapitalization of Weatherford, a repurchase of any Weatherford Voting Securities by Weatherford or any of its subsidiaries, or any other action taken by Weatherford or its affiliates (except the FRC Group), if such recapitalization, repurchase or other action was approved by a majority of the directors then in office who were not designated by the FRC Group, and (B) if any other person or group beneficially owns or acquires beneficial ownership of Weatherford Voting Securities representing greater than 20% of the Combined Voting Power, the applicable maximum percentage shall be increased to such greater percentage. For purposes of calculating the maximum percentage limitations, all Weatherford Voting Securities that are the subject of an agreement, arrangement or understanding pursuant to which the FRC Group or any member thereof has the right to obtain beneficial ownership of such securities in the future shall also be deemed to be beneficially owned by the FRC Group or the applicable member thereof.

          4.2. DISTRIBUTION OF WEATHERFORD VOTING SECURITIES. Each member of the FRC Group covenants that it shall not, directly or indirectly, sell, transfer any beneficial interest in, pledge, hypothecate or otherwise dispose of any Weatherford Voting Security, except by conversion, exchange or exercise of such Weatherford Voting Securities pursuant to their terms in a manner not otherwise in violation of Section 4.1 hereof, in response to certain tender or exchange offers as permitted by Section 4.6(b) hereof, or pursuant to:

               (i) a bona fide pledge of or the granting of a security interest or any other lien or encumbrance in such Weatherford Voting Securities to a lender that is not a member of the FRC Group to secure a bona fide loan for money borrowed made to one or more members of the FRC Group with full recourse to the borrower or borrowers, the foreclosure of such pledge or security interest or any other lien or encumbrance that may be placed involuntarily upon any Weatherford Voting Securities, or the subsequent sale or other disposition of such Weatherford Voting Securities by such lender or its agent;

               (ii) a transfer, assignment, sale or disposition of such Weatherford Voting Securities within the FRC

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         Group to a member of the FRC Group that has signed this Agreement;

               (iii) a distribution of Weatherford Voting Securities to any partner of a First Reserve Fund; provided that any distributee that is a member of the FRC Group has signed this Agreement; and provided, further that any arrangements coordinated or initiated by FRC to assist limited partners in the sale of Weatherford Voting Securities distributed to them must comply with the provisions of this Section 4.2;

               (iv) sale in a public offering registered under the Act pursuant to the registration rights provided in Section 6 hereof;

               (v) sales in broker's transactions, effected on the New York Stock Exchange or any other securities exchange on which the Weatherford Voting Securities are listed or in any other public trading market in which the Weatherford Voting Securities are then being traded, in compliance with the provisions of Rule 144 under the Act, ("Rule 144"), including the volume restrictions set forth in such rule (excluding for purposes of this clause (v) sales pursuant to the provisions of paragraph (k) of Rule 144, which sales are included under
         (vi) below);

               (vi) sales pursuant to paragraph (k) of Rule 144;

               (vii) other negotiated sales of Weatherford Voting Securities; or

               (viii) as provided in Section 4.6(b).

Notwithstanding the previous sentence, (A) in effecting any sale, transfer of any beneficial interest in or other disposition of Weatherford Voting Securities pursuant to clause (iv) above, the members of the FRC Group selling, transferring or disposing such Weatherford Voting Securities shall use their reasonable best efforts to refrain from selling, transferring or disposing of such number of Weatherford Voting Securities as represent 3% or more of the Combined Voting Power to any one person or group, (B) no single sale, transfer of beneficial interest in or other disposition of any Weatherford Voting Securities may be made by any member of the FRC Group, and no related group of such sales, transfers or dispositions shall be made by the FRC Group, pursuant to clauses (iii), (vi) and (vii) above if such number of Weatherford Voting Securities as represent 5% or more of the Combined Voting Power are being sold, transferred or disposed of to any one person or group; and (C) no sale, transfer of any

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beneficial interest in or other disposition of Weatherford Voting Securities shall be made pursuant to clauses (iii), (vi) and (vii) above to any one person or group who, upon consummation of such sale, transfer or disposition of Weatherford Voting Securities would, directly or indirectly, have beneficial ownership of or the right to acquire beneficial ownership of such number of Weatherford Voting Securities as represent 10% or more of the Combined Voting Power.

          4.3. VOTING TRUSTS. No member of the FRC Group shall deposit any Weatherford Voting Securities in a voting trust or subject any Weatherford Voting Securities to any arrangement or agreement with respect to the voting of such securities unless all the parties to such voting trust, arrangement or agreement are members of the FRC Group who have executed this Agreement.

          4.4. PROXY SOLICITATIONS, ETC. No members of the FRC Group shall solicit proxies, assist any other person in the solicitation of proxies, become a "participant" in a "solicitation," or assist any "participant" in a "solicitation" (as such terms are defined in Rule 14a-1 of Regulation 14A under the Exchange Act) in opposition to the recommendation of a majority of the directors of Weatherford then in office who were not designated by the FRC Group, or recommend or request that any other person take any such actions, or submit any proposal for the vote of stockholders of Weatherford.

          4.5. STOCK POOLING. No member of the FRC Group shall join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of any Weatherford Voting Securities, or otherwise become a member of a 13D/G Group other than the FRC Group itself.

          4.6.     TAKEOVER OFFERS.

               (a) Each member of the FRC Group covenants and agrees not to (i) publicly suggest or announce its willingness or desire to engage in a transaction or group of transactions or have another person engage in a transaction or group of transactions that would result in a change of control of Weatherford, (ii) present to Weatherford or to any third party any proposal that can reasonably be expected to result in a change of control of Weatherford, or
(iii) initiate, induce or attempt to induce or give encouragement to any other person to initiate any proposal that can reasonably be expected to result in a change of control of Weatherford.

               (b) Subject to compliance with Section 4.6(a) above, on and after the eleventh business day after commencement of a tender or exchange offer made by a person who is not a member of the FRC Group for outstanding Weatherford Voting

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Securities (a "Qualifying Offer"), any member of the FRC Group may tender or exchange any Weatherford Voting Securities beneficially owned by it pursuant to such Qualifying Offer if the Qualifying Offer shall have been approved, or not opposed, by the board of directors of Weatherford. If a Qualifying Offer is opposed by the board of directors of Weatherford, then, from and after the eleventh business day after commencement of such Qualifying Offer, any member of the FRC Group may tender or exchange shares of Weatherford Voting Securities pursuant to such Qualifying Offer only if (i) no tender or exchange, or indication of an intention to tender or exchange, Weatherford Voting Securities is made by any member of the FRC Group earlier than 24 hours prior to the expiration of any time after which Weatherford Voting Securities tendered may be treated less favorably than Weatherford Voting Securities tendered or exchanged prior thereto, and (ii) a binding agreement is reached with the bidder or offeror prior to any tender or exchange specifying that only such number of Weatherford Voting Securities submitted for tender or exchange shall be accepted by the bidder or offeror as are equal to (A) the percentage of such Weatherford Voting Securities not beneficially owned by the FRC Group that have been tendered or exchanged, multiplied by (B) the total number of such Weatherford Voting Securities beneficially owned by the member of the FRC Group.

          4.7. PLEDGE OF COVERED SECURITIES. Each member of the FRC Group shall promptly give notice to Weatherford of any margin call, demand for additional security or collateral, or threat to enforce any pledge or security interest in or with respect to any Weatherford Voting Security owned of record or beneficially by it.

          Section 5. VOTING OF WEATHERFORD VOTING SECURITIES AND OTHER RELATED MATTERS.

               (a) Each member of the FRC Group that is a holder of record of Weatherford Voting Securities shall be present, and each member of the FRC Group that is a beneficial owner of Weatherford Voting Securities shall cause the holder of record to be present, in person or by proxy, at all meetings of stockholders of Weatherford so that all Weatherford Voting Securities owned of record or beneficially by the FRC Group may be counted for the purpose of determining the presence of a quorum at such meetings.

               (b) Upon the Effective Time, the number of directors of Weatherford shall be established as 10 directors, and two individuals designated by the FRC Group shall be elected as directors of Weatherford, subject to the provisions of this Agreement. The parties hereto agree that the number of directors of Weatherford may not be increased above 10 without the approval of a
(i) a majority of the directors and (ii) all of the


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directors designated by the FRC Group. From and after the Effective Time, the
FRC Group and the directors designated by the FRC Group shall take no action to reduce the number of directors of Weatherford below 10 directors.

               (c) For purposes of this Agreement, directors "designated by the FRC Group" shall include directors designated by the FRC Group as set forth in
Section 5.22 of the Merger Agreement or designated by certain members of the FRC Group as anticipated by this Section 5, and any other directors of Weatherford affiliated or associated with any member of the FRC Group.

               (d) From and after the Effective Time, as long as the FRC Group beneficially owns at least 15% of the Combined Voting Power of all Weatherford Voting Securities, two of (i) First Reserve Secured Energy Assets Fund, Limited Partnership, (ii) First Reserve Fund V, Limited Partnership, (iii) First Reserve Fund V-2, Limited Partnership and (iv) First Reserve Fund VI, Limited Partnership (the "Designating First Reserve Funds") as shall be selected by FRC shall have the right to designate one director of Weatherford, for a total of two directors of Weatherford (it being understood that the FRC Group shall not have more than two designees on the board of directors of Weatherford at any time); provided, however, that:

               (i) At any time when the FRC Group beneficially owns less than 15% but at least 10% of the Combined Voting Power of all Weatherford Voting Securities, one of the Designating First Reserve Funds, to be selected by FRC, shall lose its right to designate a director of Weatherford, and such Designating First Reserve Fund shall cause its designee on the board of directors of Weatherford to resign forthwith such that only one designee of the FRC Group remains on the board of directors of Weatherford; and

               (ii) At any time when the FRC Group beneficially owns less than 10% of the Combined Voting Power of all Weatherford Voting Securities, none of the FRC Group shall have the right to designate any directors of Weatherford, and the Designating First Reserve Fund whose designee remains on Weatherford's board of directors shall cause its designee to resign forthwith such that no designee of the FRC Group remains on the board of directors of Weatherford, it being understood that at any time that the FRC Group beneficially owns less than 10% of the Combined Voting Power of Weatherford Voting Securities no member of the FRC Group shall seek representation on the board of directors of Weatherford.


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               (e)  Weatherford shall take all necessary or appropriate action to (i) assist in the nomination for election as directors of those persons designated by the Designating First Reserve Funds as are entitled to election to the board of directors of Weatherford pursuant to the provisions of this Section 5, (ii) have at least one of the designees of the FRC Group serve on each committee of the board of directors of Weatherford as long as the Designating First Reserve Funds have designated at least two directors pursuant to the provisions of this Section 5 and (iii) where two designees of the FRC Group are serving as directors of Weatherford, have each such designee serve in different classes of directors. The Designating First Reserve Funds shall cause their designees on the board of directors of Weatherford to take all necessary or appropriate action to assist in the nomination for election as directors of such other nominees as may be selected by a majority of the directors of Weatherford then in office who were not designated by the Designating First Reserve Funds, and the FRC Group shall vote all Weatherford Voting Securities owned of record by any member of the FRC Group, and shall cause all Weatherford Voting Securities owned beneficially by any member of the FRC Group to be voted, for the election of such other nominees as well as for the election of all nominees of the Designating First Reserve Funds designated by them pursuant to this Section 5.

               (f) At any time that one of the Designating First Reserve Funds does not have a representative serving as a director of Weatherford, an individual designated by such Designating First Reserve Fund shall have the right to attend all meetings of the board of directors in a nonvoting observer capacity, to receive notice of such meetings and to receive the information provided by Weatherford to its board of directors; provided, however, that Weatherford may require as a condition precedent to any of such person's rights under this section that such person agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information received in connection with board meetings or otherwise; and, provided further, that Weatherford reserves the right not to provide information to such person, and to exclude such person from any meeting or portion thereof, if delivery of such information or attendance at such meeting would adversely affect the attorney-client privilege between Weatherford and its counsel. The observer right provided in this Section 5(f) may be exercised (i) only if (and then only so long as) the Designating First Reserve Fund has been advised in writing by counsel to such fund that exercise of this right is reasonably necessary for such Designating First Reserve Fund to qualify through its investment in Weatherford as a "venture capital operating company" as such term is defined in applicable U.S. Department of Labor regulations. Notwithstanding the above, the FRC Group agrees to use its reasonable best efforts to cause the Designating First Reserve Funds to qualify as a "venture capital operating company"

                                      -10-


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under these regulations without exercise of its rights under this Section.

               (g) Except as set forth in Section 5(e) above in respect of the election of directors of Weatherford, each member of the FRC Group shall vote all Weatherford Voting Securities owned of record by any member of the FRC Group, and shall cause all Weatherford Voting Securities owned beneficially by any member of the FRC Group to be voted, at the sole election of such members of the FRC Group, either (i) in accordance with the recommendations of a majority of the board of directors, or (ii) in the same proportions for, against and abstaining in respect of any matter as the holders of record of Weatherford Voting Securities other than those beneficially owned by the FRC Group that are entitled to vote on such matter vote their Weatherford Voting Securities.

          6.  REGISTRATION RIGHTS.  Weatherford covenants and agrees as follows:

          6.1.  DEFINITIONS.  For purposes of this Section 6:

               (a) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act.

               (b) The term "Registrable Securities" means (i) the Weatherford Common Stock issuable to the First Reserve Funds as of the Effective Time in connection with the Merger, and (ii) any Weatherford Common Stock issued as (or issuable upon the conversion, exchange or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to such Weatherford Common Stock; provided, however, that Weatherford Common Stock sold, transferred or disposed of in accordance with Section 4.2 of the Agreement to a person to whom registration rights may not be assigned pursuant to Section 6.13 of the Agreement shall no longer thereafter be considered Registrable Securities.

               (c) The term "Holder" means any member of the FRC Group that (i) has signed this Agreement and (ii) owns of record Registrable Securities.

               (d) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantially all the required information regarding Weatherford by reference to other documents filed by Weatherford with the SEC.

               6.2.  REQUEST FOR REGISTRATION.


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

               (a) If, at any time commencing three months after the Effective Time of the Merger, Weatherford shall receive a written request from the Holders of at least 25% of the Registrable Securities then outstanding that Weatherford file a registration statement under the Act covering the registration of at least 25% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $25,000,000), then Weatherford shall, within 10 days after the receipt thereof, give written notice of such request to all Holders, and shall, subject to the limitations of Section 6.2(b), effect as soon as practicable, and in any event within 45 days after the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within 15 days after the mailing of such notice by Weatherford in accordance with Section 10.3. It is understood that all calculations in this Agreement in respect of a specified percentage of Registrable Securities then outstanding are to be made only in respect of the total number of such Registrable Securities, as defined in Section 6.1(b) above, then outstanding, and not in respect of the total number of shares of Weatherford Common Stock then outstanding.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise Weatherford as a part of their request made pursuant to this Section 6.2 and Weatherford shall include such information in the written notice referred to in subsection 6.2(a). In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute Registrable Securities through such underwriting shall (together with Weatherford as provided in subsection 6.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Weatherford and reasonably acceptable to a majority in interest of the Initiating Holders. Weatherford at its sole discretion may offer a right to participate in any registration statement filed pursuant to this
Section 6.2 to other stockholders of Weatherford Common Stock, and may itself participate in any registration statement filed pursuant to this Section 6.2 hereof. However, notwithstanding any other provision of this Section 6.2, if the offering is an underwritten offering and the lead managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares of Weatherford Common Stock to be underwritten, then the total number of shares of Common Stock to be underwritten shall be reduced, with such reduction coming first from selling stockholders who are not Holders, and then from

Weatherford. If further reduction is required, Weatherford shall so advise all Holders of Registrable Securities that would have otherwise been underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities sought to be registered by each Holder.

               (c) Weatherford is obligated to effect only four such registrations pursuant to this Section 6.2.

               (d) Notwithstanding the foregoing, if Weatherford shall furnish to Holders requesting a registration statement pursuant to this Section 6.2, a certificate signed by the President of Weatherford stating that in the good faith judgment of a majority of the directors of Weatherford then in office who were not designated by the FRC Group, it would be materially detrimental to Weatherford for such registration statement to be filed, Weatherford shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided, however, that Weatherford may not utilize this right more than once in any 12-month period.

          6.3. PIGGYBACK REGISTRATION. If (but without any obligation to do so) Weatherford proposes to register any of its Common Stock under the Act in connection with the public offering of such Common Stock by Weatherford solely for cash (other than a registration relating solely to the sale of securities to participants in a dividend reinvestment plan, stock plan or employee benefit plan; a registration relating solely to the issuance of securities in connection with an acquisition; or a registration on any form which does not permit inclusion of selling stockholders), or Weatherford proposes to register any of its securities on behalf of a holder exercising demand registration rights similar to those set forth in Section 6.2 above, Weatherford shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 15 days after mailing of such notice by Weatherford in accordance with Section 10.3, Weatherford shall, subject to the provisions of Section 6.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          6.4.  OBLIGATIONS OF WEATHERFORD.  Whenever required under this
Section 6 to effect the registration of any Registrable Securities, Weatherford shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that Weatherford shall not be required to qualify to do business or to file a general consent to service of process in any such states of jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and then use its best efforts to promptly correct such statement or omission. Notwithstanding the foregoing and anything to the contrary set forth in this Section, each Holder acknowledges that there may occasionally be times when Weatherford must suspend the use of the prospectus forming a part of the registration statement until such time as an amendment to the registration statement has been filed by Weatherford and declared effective by the SEC, or until such time as Weatherford has filed an appropriate report with the SEC pursuant to the Exchange Act. Each Holder hereby covenants that it will not sell any shares of Common Stock pursuant to said prospectus during the period commencing at the time at which

Weatherford gives the Holder notice of the suspension of the use of said prospectus and ending at the time Weatherford gives the Holder notice that it may thereafter effect sales pursuant to said prospectus. Weatherford shall only be able to suspend the use of said prospectus for periods aggregating no more than 30 days in respect of any registration.

          6.5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of Weatherford to take any action pursuant to this Section 6 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Weatherford such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities and as may be required from time to time to keep such registration current.

          6.6. EXPENSES OF DEMAND REGISTRATION. All expenses incurred by or on behalf of Weatherford in connection with registrations, filings or qualifications pursuant to Section 6.2, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for Weatherford, shall be borne by Weatherford; provided, however, that Weatherford shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 6.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall reimburse Weatherford promptly for all such reasonable expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 6.2. In no event shall Weatherford be obligated to bear underwriting discounts and commissions and the fees and expenses of counsel to the selling Holders.

          6.7. EXPENSES OF PIGGYBACK REGISTRATION. Weatherford shall bear and pay all expenses incurred by or on behalf of Weatherford in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 6.3 for each Holder, including, without limitation, all registration, filing, and qualification fees, printing and accounting fees and fees and disbursements of counsel for Weatherford relating or allocable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities and the fees and disbursements of counsel for the selling Holders.

          6.8. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares being issued by Weatherford, Weatherford shall not be required under Section 6.3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between Weatherford and the underwriters selected by it. If the total amount of securities, including Registrable Securities, requested by Holders and other stockholders to be included in such offering exceeds the amount of securities sold other than by Weatherford that the underwriters reasonably believe compatible with the success of the offering, then Weatherford shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering. To achieve any necessary reduction in the securities to be sold, the securities to be excluded from the offering shall first be selected (in each case, pro rata among such class of holders according to the total amount of securities proposed to be included in the registration statement or in such other proportions as shall mutually be agreed to by such class of holders) in the following order: (i) first, securities being included on behalf of holders other than members of the FRC Group shall be excluded, except as provided in (iii) below; (ii) next, if additional securities must be excluded, Registrable Securities included pursuant to Section 6.3 shall be excluded; (iii) thereafter, if additional securities must be excluded, securities included on behalf of a holder exercising demand registration rights similar to those set forth in Section 6.2 shall be excluded, and (iv) finally, if additional securities must be excluded, securities offered by Weatherford shall be excluded.

          6.9. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

          6.10. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 6:

               (a) To the extent permitted by law, Weatherford will indemnify and hold harmless each Holder and the affiliates of such Holder, and their respective directors, officers, general and limited partners, agents and representatives (and the directors, officers, affiliates and controlling persons thereof), and each other person, if any, who controls such Holder within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus), or (iii) any violation or alleged violation by Weatherford in connection with the registration of Registrable Securities under the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and Weatherford will pay to each such Holder, affiliate or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 6.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Weatherford (which consent shall not be unreasonably withheld), nor shall Weatherford be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless Weatherford, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Weatherford within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 6.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 6.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 6.10(b) exceed the gross proceeds from the offering received by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 6.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.10. The indemnified party shall have the right, but not the obligation, to participate in the defense of any action referred to above through counsel of its own choosing and shall have the right, but not the obligation, to assert any and all separate defenses, cross claims or counterclaims which it may have, and the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been specifically authorized in advance by the indemnifying party, (ii) there is a conflict of interest that prevents counsel for the indemnifying party from adequately representing the interests of the indemnified party, (iii) the indemnifying party does not employ counsel that is reasonably satisfactory to the indemnified party, or (iv) the indemnifying party fails to assume the defense or does not reasonably contest such action in good faith, in which case, if the indemnified party notifies the indemnifying that it elects to employ separate counsel, the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party and the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party; provided, however, that, the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties.

               (d) The obligations of Weatherford and the Holders under this
Section 6.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 6.

          6.11. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Weatherford to the public without registration or pursuant to a registration on Form S-3, Weatherford agrees to:

               (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

               (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required under the Act and the Exchange Act; and

               (c) furnish to any Holder forthwith upon request (i) a written statement by Weatherford as to its compliance with the reporting requirements of Rule 144, or as to whether it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of Weatherford and such other reports and documents so filed by Weatherford, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          6.12. FORM S-3 REGISTRATION. In case Weatherford shall receive from any Holder or Holders of at least 10% of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of discounts and commissions, would exceed $1,000,000) a written request or requests that Weatherford effect a registration on Form S-3 not involving an underwriting and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, Weatherford will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from Weatherford; provided, however, that Weatherford shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 6.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of Weatherford entitled to include securities in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any discounts or commissions) of less than $1,000,000; (3) if Weatherford shall furnish to the Holders a certificate signed by the President of Weatherford stating that in the good faith judgment of a majority of the directors of Weatherford then in office who were not designated by the FRC Group, it would be materially detrimental to Weatherford for such Form S-3 Registration to be effected at such time, in which event Weatherford shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 6.12; provided, however, that Weatherford shall not utilize this right more than once in any 12-month period; (4) if Weatherford has, within the 12-month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 6.12; or (5) in any particular jurisdiction in which Weatherford would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, Weatherford shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred by or on behalf of Weatherford in connection with the registrations requested pursuant to Section 6.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the fees and disbursements of counsel for Weatherford, shall be borne by Weatherford, except that any discounts or commissions associated with Registrable Securities and the fees and disbursements of counsel for the selling Holder or Holders shall be borne by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 6.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 6.2.

          6.13. NO ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause Weatherford to register Registrable Securities pursuant to this Section 6 may only be assigned by a Holder to a transferee or assignee of any Registrable Securities if (i) such transferee or assignee is a member of the FRC Group that has executed this Agreement, and (ii) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          6.14. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, Weatherford shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities (or, prior to the Effective Time of the Merger, without the prior written consent of FRC), enter into any agreement with any holder or prospective holder of any securities of Weatherford which would allow such holder or prospective holder to include such securities in any registration filed under Sections 6.2 or 6.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included.

          6.15. WAIVER PROCEDURES. The observance by Weatherford of any provision of this Section 6 may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the holders of a majority of the Registrable Securities then outstanding, and any waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities.

          6.16. "MARKET STAND-OFF" AGREEMENT. Any Holder of Registrable Securities, if requested by an underwriter of any registered public offering of Weatherford securities being sold in a firm commitment underwriting, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other Weatherford Voting Securities) held by such Holder other than shares of Registrable Securities included in the registration, during a period of up to 90 days following the effective date of the registration statement, provided that all other persons selling securities in such underwritten public offering and all officers and directors of Weatherford shall enter into similar agreements. Such agreement shall be in writing in the form reasonably satisfactory to Weatherford and such underwriter. Weatherford may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.

          Section 7.  TERM OF AGREEMENT; CERTAIN PROVISIONS REGARDING
TERMINATION.

               (a) Except as otherwise provided in (b) below, the respective covenants and agreements of the FRC Group and Weatherford contained in this Agreement will continue in full force and effect until the Termination Date, and all of the representations and warranties set forth herein shall be continuing representations and warranties. Upon the Termination Date, all of the obligations of Weatherford and the FRC Group hereunder shall terminate, except solely the obligations of the parties pursuant to Section 6.10 in respect of registrations completed prior to the Termination Date.

               (b) If the FRC Group shall, at any time, sell or otherwise dispose of Weatherford Voting Securities in compliance with the terms and provisions of this Agreement so that the FRC Group beneficially owns in the aggregate shares representing less than 10% of the Combined Voting Power, all covenants, agreements, obligations and rights of the FRC Group and Weatherford contained in Sections 4.2 (except that no single sale, transfer of any beneficial interest in or other disposition of Weatherford Voting Securities, and no related group of such sales, transfers or dispositions, shall be made by the FRC Group if such sales, transfers or dispositions (i) involve such number of Weatherford Voting Securities as represent 5% or more of the Combined Voting Power, or (ii) are to or with any one person or related group of persons who, upon consummation of such sale, transfer or disposition have beneficial ownership of such number of Weatherford Voting Securities as represent 10% or more of the Combined Voting Power), 4.3, 4.4, 4.5, 4.7, 5, 6 and 8 hereof shall cease until such time as the FRC Group shall again purchase or otherwise acquire beneficial ownership of Weatherford Voting Securities representing 10% or more of the Combined Voting Power. From and after such times as the FRC Group beneficially owns in the aggregate Weatherford Voting Securities representing 10% or more of the Combined Voting Power, all restrictions upon and covenants of the FRC Group and Weatherford set forth in this Agreement shall again be applicable until the Termination Date. All percentages in this Section shall be calculated in accordance with the provisions of Section 4.1.

          Section 8. LEGEND AND STOP TRANSFER ORDER. To assist in effectuating the provisions of this Agreement, the FRC Group hereby consents (i) to the placement, in connection with the Merger or otherwise within 10 business days after any Weatherford Voting Securities become subject to the provisions of this Agreement, of the following legend on all certificates representing ownership of Weatherford Voting Securities owned of record by any member of the FRC Group or by any person where a member of the FRC Group is the beneficial owner thereof, until such shares are sold, transferred or disposed in a manner permitted hereby to a person who is not then a member of the FRC Group:

          The shares represented by this certificate are subject to the provisions of an Agreement among Weatherford Corporation, First Reserve Corporation and certain limited partnerships under control of or common control with First Reserve Corporation, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of except in accordance therewith. Copies of said Agreement are on file at the office of the Corporate Secretary of Weatherford Corporation.

; and (ii) to the entry of stop transfer orders with the transfer agent or agents of Weatherford Voting Securities against the transfer of Weatherford Voting Securities except in compliance with the requirements of this Agreement, or if Weatherford acts as its own transfer agent with respect to any Weatherford Voting Securities, to the refusal by Weatherford to transfer any such securities except in compliance with the requirements of this Agreement. Weatherford agrees to remove promptly all legends and stop transfer orders with respect to the transfer of Weatherford Voting Securities being made to a person who is not then a member of the FRC Group in compliance with the provisions of this Agreement.

          Section 9.  REMEDIES.

               (a) The FRC Group acknowledges and agrees that (i) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the parties hereto, and (ii) Weatherford and the FRC Group would be irreparably damaged in the event any of the provisions of this Agreement were not performed by the other parties hereto in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the non-breaching party shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement, without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, which rights shall be cumulative and in addition to any other remedy to which such non-breaching party may be entitled hereunder or at law or equity.

               (b) In addition to any other remedy Weatherford may have under this Agreement or in law or equity, if the FRC Group shall acquire or transfer any Weatherford Voting Securities in violation of this Agreement, such Weatherford Voting Securities which are in excess of the number permitted to be owned or controlled by the FRC Group or which have been transferred by the FRC Group in violation of the provisions of this Agreement may not be voted by the owner thereof or any proxy therefor.

          10. GENERAL PROVISIONS.

          10.1. CONSENT TO JURISDICTION; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY (A) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING (COLLECTIVELY, "SUIT") ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT AND ADJUDICATED IN THE UNITED STATES DISTRICT COURT FOR DELAWARE, OR, IF SUCH COURT WILL

NOT ACCEPT JURISDICTION, IN ANY COURT OF COMPETENT CIVIL JURISDICTION SITTING IN NEW CASTLE COUNTY, DELAWARE, (B) SUBMITS TO THE JURISDICTION OF ANY SUCH COURT FOR THE PURPOSES OF ANY SUCH SUIT AND (C) WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF THE ABOVE COURTS, THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT IS IMPROPER. EACH OF THE PARTIES ALSO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE SERVICE OF ANY PROCESS, PLEADINGS, NOTICES OR OTHER PAPERS IN A MANNER PERMITTED BY THE NOTICE PROVISIONS OF SECTION 10.3 HEREOF.

          10.2. JOINT AND SEVERAL OBLIGATIONS. All of the obligations of the FRC Group hereunder shall be joint and several. Each member of the FRC Group that shall become or have the right to become the beneficial owner, within the meaning and scope of Section 4.1 hereof, of Weatherford Voting Securities shall, within 10 days of becoming such owner or holder, execute and deliver to Weatherford a joinder agreement, agreeing to be legally bound by this Agreement to the same extent as if named as a member of the FRC Group herein.

          10.3. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be decreed to be validly given, made or served when delivered personally or deposited in the U.S. mail, postage prepaid, for delivery by express, registered or certified mail, or delivered to a recognized overnight courier service, addressed as follows:


                  If to Weatherford:

                     Weatherford International Incorporated
                     1360 Post Oak Boulevard, Suite 1000
                     Houston, Texas 77056-3098
                     Attn: Chairman, President and
                           Chief Executive Officer

                  With a required copy to:

                     Fulbright & Jaworski L.L.P.
                     1301 McKinney, Suite 5100
                     Houston, Texas  77010-3095
                     Attn:  Charles L. Strauss, Esq.

                  If to any member of the First Reserve Group:

                     First Reserve Corporation
                     475 Steamboat Road
                     Greenwich, Connecticut 06830
                     Attn:  President and Chief Executive Officer

                  With a required copy to:

                     Simpson Thacher & Bartlett
                     425 Lexington Avenue
                     New York, New York 10017-3909
                     Attn:  Robert L. Friedman, Esq.

or to such other address as may be specified on a notice given pursuant to this
Section 10.3.

          10.4. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties agree that they will use their best efforts at all times to support and defend this Agreement.

          10.5. AMENDMENTS. This Agreement may be amended only by an agreement in writing signed by each of the parties hereto; provided, however, that any amendment executed by Weatherford must prior thereto be approved by a majority of the directors of Weatherford then in office who were not designated by the FRC Group.

          10.6. DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          10.7. COUNTERPARTS. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which taken together shall be one and the same statement.

          10.8. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

                                          WEATHERFORD INTERNATIONAL
                                          INCORPORATED


                                          By:  /s/ Philip Burguieres
                                              ---------------------------------
                                              Philip Burguieres
                                              Chairman, President and
                                              Chief Executive Officer



                                          FIRST RESERVE CORPORATION


                                          By:  /s/ William E. Macaulay
                                              ---------------------------------
                                              William E. Macaulay
                                              President and Chief
                                              Executive Officer


                                          FIRST RESERVE FUNDS:


                                          AMERICAN GAS & OIL INVESTORS

                                          By:  FIRST RESERVE CORPORATION,
                                                 its Managing General Partner


                                               By: /s/ William E. Macaulay
                                                   ----------------------------
                                                   William E. Macaulay
                                                   President and Chief
                                                   Executive Officer,
                                                   First Reserve Corporation

                                          AMGO II

                                          By:    FIRST RESERVE CORPORATION,
                                                   its Managing General Partner


                                               By: /s/ William E. Macaulay
                                                  -----------------------------
                                                  William E. Macaulay
                                                  President and Chief
                                                  Executive Officer,
                                                  First Reserve Corporation


                                          AMGO III

                                          By:  FIRST RESERVE CORPORATION,
                                                 its Managing General Partner


                                                By:  /s/ William E. Macaulay
                                                    ---------------------------
                                                    William E. Macaulay
                                                    President and Chief
                                                    Executive Officer,
                                                    First Reserve Corporation


                                          FIRST RESERVE SECURED ENERGY ASSETS
                                          FUND, L.P.

                                          By:  FIRST RESERVE CORPORATION,
                                               its Managing General Partner

                                                By:  /s/ William E. Macaulay
                                                    ---------------------------
                                                    William E. Macaulay
                                                    President and Chief
                                                    Executive Officer,
                                                    First Reserve Corporation

                                          FIRST RESERVE FUND V, L.P.

                                          By:   FIRST RESERVE CORPORATION,
                                                   its Managing General Partner

                                                By:  /s/ William E. Macaulay
                                                    ---------------------------
                                                    William E. Macaulay
                                                    President and Chief
                                                    Executive Officer,
                                                    First Reserve Corporation

                                          FIRST RESERVE FUND V-2, L.P.

                                          By:  FIRST RESERVE CORPORATION,
                                                 its Managing General Partner


                                                By: /s/ William E. Macaulay
                                                    ---------------------------
                                                    William E. Macaulay
                                                    President and Chief
                                                    Executive Officer,
                                                    First Reserve Corporation


                                          FIRST RESERVE FUND VI, L.P.

                                          By:  FIRST RESERVE CORPORATION,
                                                 its Managing General Partner


                                                By:  /s/ William E. Macaulay
                                                    ---------------------------
                                                    William E. Macaulay
                                                    President and Chief
                                                    Executive Officer,
                                                    First Reserve Corporation